UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053 and 811-10089

Name of Fund: BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2011

Date of reporting period: 05/31/2011

Item 1 – Report to Stockholders

May 31, 2011

Annual Report

BlackRock Short-Term Bond Fund | of BlackRock Short-Term Bond Series, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Dear Shareholder

Investor sentiment has come full circle since this time last year. The same concerns that drove investors to safer assets in the second quarter of 2010 — the debt crisis in Europe, an overheating economy in China, and slowing economic growth in the US — have resurfaced to spark a repeat of the flight-to-quality in the second quarter of 2011. Between these periods, pivotal events across the globe coaxed investors out of their safe havens, whetted their appetite for risk and propelled a strong rally in riskier assets before pulling the plug on investor confidence, sending investors back to shed risk from their portfolios.

Twelve months ago, fears of a double-dip recession fueled investor demand for the relative safety of US Treasury bonds while riskier assets plummeted. For their part, equities endured a double-digit percentage correction on the back of the Greek credit crisis and a stalling in US jobs growth. However, financial markets changed direction in the third quarter as the global economy finally gained traction. Investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”) and the general belief that improving economic data was indicative of a transition from recovery to expansion. Despite the ongoing sovereign debt crisis in Europe and high inflation in developing markets, equity markets recovered their second-quarter losses and rallied strongly through year end. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles raised concerns, leading to heavy outflows.

The new year brought a series of negative surprises. Political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply lines and the ratings outlook for US debt turned negative. Equity markets reacted to each of these events with a short-term sell-off and solid rebound as investors chose to focus on strong corporate earnings and positive economic indicators. Global credit markets were surprisingly resilient in the face of these events and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and staged a steady rebound from its fourth-quarter lows. Equities, commodities and high yield bonds continued to outperform higher-quality assets as the Fed’s early 2011 commitment to complete QE2 and keep interest rates low compelled investors to continue adding risk to their portfolios.

However, markets switched direction again in May. The debt crisis in peripheral European countries moved to the forefront of financial news. US economic growth slowed as the impact of higher oil prices caught up with consumer spending. May employment figures fell short of expectations and the housing sector continued to struggle. Investors once again shunned risk assets and Treasuries rallied. Stocks ended the period with a downturn, but overall performance of global equity markets was remarkably strong for the 12-month period. Fixed income markets moved higher on the softer economic data near period end and posted gains for the 12 months. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Investor Sentiment Has Come Full Circle: Total Returns as of May 31, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	15.03%	25.95%
US small cap equities (Russell 2000® Index)	17.34	29.75
International equities (MSCI Europe, Australasia, Far East Index)	14.92	30.69
Emerging market equities (MSCI Emerging Markets Index)	9.76	28.84
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.10	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.30)	5.82
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.91	5.84
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	2.04	3.18
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.93	18.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.

Sincerely

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2011	BlackRock Short-Term Bond Fund

Investment Objective

BlackRock Short-Term Bond Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund, through its investment in Short-Term Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, outperformed the benchmark BofA Merrill Lynch 1 – 3 Year Corporate and Government Index for the 12-month period ended May 31, 2011.

What factors influenced performance?

•

Sector allocation was the major positive contributor to performance during the period. The Portfolio’s overweight exposure to investment-grade corporate credit aided returns, as the sector continued to benefit from spread tightening and improving fundamentals. The Portfolio also held exposure outside the benchmark index to non-government spread sectors such as high-yield corporate credit, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS), all of which posted positive absolute returns and outperformed US Treasuries during the period. The combination of continued accommodative monetary policy from the Fed and improved economic fundamentals has kept the demand for higher-yielding assets robust, and investors were willing to increase their risk tolerance levels in fixed income in exchange for higher yields. Lastly, the Portfolio benefited from the tactical management of duration (interest rate sensitivity) throughout the period.

•

The Portfolio’s position in corporate financials detracted modestly from performance early in the reporting period as the sector weakened on concerns regarding US mortgage foreclosure issues and fears of the European sovereign debt crisis spreading to peripheral European economies. The Portfolio’s slightly short duration position hampered returns as rates continued to fall. In addition, the Portfolio was positioned in anticipation of a flatter yield curve during the second half of the reporting period, which detracted from performance as the yield curve steepened in the fourth quarter of 2010 and the beginning of 2011.

•

The Portfolio uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. In addition, the Portfolio trades foreign currency exchange contracts to manage currency risk in the portfolio. The interest rate derivatives and foreign currency exchange contracts had a modestly negative impact on performance for the period.

Describe recent portfolio activity.

•

Early in the 12-month period, we took advantage of strength in several areas to reduce exposure to non-agency residential MBS and select investment-grade corporate bonds. We increased exposure to higher-beta corporate credits (i.e., those with higher sensitivity to market volatility) and CMBS, as they were expected to perform well given an improving economic environment. However, given some of the volatility impacting the markets due to the European sovereign debt crisis, we increased the Portfolio’s cash position to maintain a high degree of liquidity. Toward the end of the reporting period, exposure was reduced in areas that could be more susceptible to an economic slowdown. Bonds related to hotels and gaming were reduced in favor of corporate bonds with credit rating upgrade potential. The Portfolio’s duration and yield-curve positioning were traded tactically throughout the 12-month period.

Describe portfolio positioning at period end.

•

The Portfolio held an underweight to government and government-related sectors in favor of a diversified allocation across non-government spread sectors. Within the non-government space, overweight sectors included investment-grade credit as well as out-of-index exposure to ABS, CMBS, agency and non-agency residential MBS and high-yield corporate credit. Within the corporate sector, the Portfolio maintained a preference for select US financials as well as higher-beta industrial names. The Portfolio also favored bonds within high-yield credit that have the potential to be upgraded in terms of credit quality. Within the government-related sector, the Portfolio held underweight exposures to US Treasuries and FDIC-guaranteed debt. The Portfolio ended the period with a slightly longer duration position versus the benchmark.

•

On March 18, 2011, the Board of Directors of the Fund approved a plan of reorganization whereby the BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Low Duration Bond Portfolio. At a shareholder meeting on July 7, 2011, shareholders of the Fund approved the plan of reorganization. The merger took place on July 18, 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administrative fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds of varying maturities that permit it to maintain a portfolio duration of one to three years.

[3]	This unmanaged index is comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with a maturity ranging from one year to three years.

Performance Summary for the Period Ended May 31, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.00%	1.77%	4.46%	N/A	3.89%	N/A	3.54%	N/A
Investor A	1.68	1.52	4.04	1.70%	3.58	3.11%	3.25	3.02%
Investor B	1.10	1.28	3.44	(0.56)	2.88	2.52	2.56	2.56
Investor C	1.00	0.93	3.06	2.06	2.67	2.67	2.42	2.42
Investor C1	1.09	1.28	3.44	2.44	2.89	2.89	2.56	2.56
Class R	1.85	1.29	3.59	N/A	3.17	N/A	2.99	N/A
BofA Merrill Lynch 1 – 3 Year Corporate and Government Index	—	0.91	2.39	N/A	4.51	N/A	3.99	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares, effective July 12, 2010, incur a maximum initial sales charge (front-end load) of 2.25% and a service fee of 0.25% per year (but no distribution fee). All performance information that is shown with sales charges reflects the current maximum initial sales charge of 2.25%.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

Investor C1 Shares are only available through dividend and capital gain reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees and (b) operating expenses including advisory fees, service and/or distribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on December 1, 2010 and held through May 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.70	$4.02	$1,000.00	$1,020.91	$4.03	0.80%
Investor A	$1,000.00	$1,015.20	$5.48	$1,000.00	$1,019.46	$5.49	1.09%
Investor B	$1,000.00	$1,012.80	$8.93	$1,000.00	$1,016.02	$8.95	1.78%
Investor C	$1,000.00	$1,009.30	$9.37	$1,000.00	$1,015.58	$9.40	1.87%
Investor C1	$1,000.00	$1,012.80	$8.98	$1,000.00	$1,015.97	$9.00	1.79%
Class R	$1,000.00	$1,012.90	$7.78	$1,000.00	$1,017.17	$7.80	1.55%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Portfolio, the expense table example reflects the expenses of both the Fund and the Portfolio in which it invests.

[2]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	7

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolio had not used leverage.

Furthermore, the value of the Portfolio’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and Fund shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV and dividend rate than comparable Portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolio to hold an investment that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Statement of Assets and Liabilities	BlackRock Short-Term Bond Fund

May 31, 2011
Assets
Investments at value — Short-Term Bond Master Portfolio (the “Portfolio”) (cost — $590,724,393)	$600,873,461
Capital shares sold receivable	1,558,924
Total assets	602,432,385

Liabilities
Capital shares redeemed payable	1,100,423
Income dividends payable	944,757
Contributions payable to the Portfolio	458,501
Transfer agent fees payable	204,418
Service and distribution fees payable	207,641
Administration fees payable	127,319
Other affiliates payable	3,480
Officer’s fees payable	448
Other accrued expenses payable	6,981
Total liabilities	3,053,968
Net Assets	$599,378,417

Net Assets Consist of
Paid-in capital	$632,627,356
Undistributed net investment income	249,300
Accumulated net realized loss allocated from the Portfolio	(43,647,307)
Net unrealized appreciation/depreciation allocated from the Portfolio	10,149,068
Net Assets	$599,378,417

Net Asset Value
Institutional — Based on net assets of $124,524,405 and 12,507,194 shares outstanding, 100 million shares authorized, $0.01 par value	$9.96
Investor A — Based on net assets of $294,559,426 and 29,603,087 shares outstanding, 100 million shares authorized, $0.01 par value	$9.95
Investor B — Based on net assets of $17,865,714 and 1,799,337 shares outstanding, 200 million shares authorized, $0.01 par value	$9.93
Investor C — Based on net assets of $109,793,988 and 11,074,385 shares outstanding, 100 million shares authorized, $0.01 par value	$9.91
Investor C1 — Based on net assets of $46,465,488 and 4,680,865 shares outstanding, 100 million shares authorized, $0.01 par value	$9.93
Class R — Based on net assets of $6,169,396 and 621,172 shares outstanding, 200 million shares authorized, $0.01 par value	$9.93

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	9

Statement of Operations	BlackRock Short-Term Bond Fund

Year Ended May 31, 2011
Investment Income
Investment income allocated from the Portfolio:
Interest	$24,896,080
Income — affiliated	57,355
Expenses	(2,457,819)
Fees waived	1,412
Total income	22,497,028

Expenses
Administration	1,538,527
Service — Investor A	755,768
Service and distribution — Investor B	187,002
Service and distribution — Investor C	1,064,804
Service and distribution — Investor C1	460,664
Service and distribution — Class R	34,412
Transfer agent — Institutional	178,373
Transfer agent — Investor A	568,777
Transfer agent — Investor B	46,559
Transfer agent — Investor C	203,218
Transfer agent — Investor C1	116,203
Transfer agent — Class R	25,843
Printing	120,923
Registration	99,940
Professional	55,620
Officer	688
Miscellaneous	23,553
Total expenses	5,480,874
Net investment income	17,016,154

Realized and Unrealized Gain Allocated from the Portfolio
Net realized gain from investments, financial futures contracts, swaps, options written and foreign currency transactions	673,799
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, TALF loans, swaps, options written and foreign currency transactions	6,296,269
Total realized and unrealized gain	6,970,068
Net Increase in Net Assets Resulting from Operations	$23,986,222

See Notes to Financial Statements.

10	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Statements of Changes in Net Assets	BlackRock Short-Term Bond Fund

	Year Ended May 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$17,016,154	$18,394,608
Net realized gain (loss)	673,799	(4,712,717)
Net change in unrealized appreciation/depreciation	6,296,269	44,225,312
Net increase in net assets resulting from operations	23,986,222	57,907,203

Dividends to Shareholders From
Net investment income:
Institutional	(3,908,256)	(4,356,361)
Investor A	(8,345,182)	(9,563,444)
Investor B	(432,559)	(629,289)
Investor C	(2,130,502)	(1,903,149)
Investor C1	(1,062,211)	(1,497,821)
Class R	(160,299)	(174,010)
Decrease in net assets resulting from dividends to shareholders	(16,039,009)	(18,124,074)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(50,959,500)	70,715,469

Net Assets
Total increase (decrease) in net assets	(43,012,287)	110,498,598
Beginning of year	642,390,704	531,892,106
End of year	$599,378,417	$642,390,704
Undistributed net investment income	$249,300	$5,301,561

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	11

Financial Highlights	BlackRock Short-Term Bond Fund

	Institutional
				Period July 1, 2007 to May 31, 2008
	Year Ended May 31,				Year Ended June 30,

	2011	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$9.83	$9.17	$9.82	$9.97	$9.94	$10.10
Net investment income[1]	0.31	0.34	0.38	0.40	0.42	0.36
Net realized and unrealized gain (loss)	0.12	0.66	(0.66)	(0.17)	0.03	(0.15)
Net increase (decrease) from investment operations	0.43	1.00	(0.28)	0.23	0.45	0.21
Dividends from net investment income	(0.30)	(0.34)	(0.37)	(0.38)	(0.42)	(0.37)
Net asset value, end of period	$9.96	$9.83	$9.17	$9.82	$9.97	$9.94

Total Investment Return[2]

Based on net asset value	4.46%	11.01%	(2.77)%	2.36%[3]	4.59%	2.11%

Ratios to Average Net Assets[4]

Total expenses	0.84%[5]	0.93%	0.76%	0.72%[6]	0.72%	0.67%
Net investment income	3.22%	3.55%	4.10%	4.40%[6]	4.16%	3.61%

Supplemental Data

Net assets, end of period (000)	$124,524	$132,795	$116,432	$184,616	$200,542	$203,377
Portfolio turnover of the Portfolio	222%[7]	130%[8]	143%[9]	230%[10]	108%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[10]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

12	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor A
				Period July 1, 2007 to May 31, 2008
	Year Ended May 31,				Year Ended June 30,

	2011	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$9.83	$9.16	$9.82	$9.96	$9.94	$10.10
Net investment income[1]	0.28	0.31	0.35	0.38	0.39	0.34
Net realized and unrealized gain (loss)	0.11	0.67	(0.67)	(0.17)	0.02	(0.16)
Net increase (decrease) from investment operations	0.39	0.98	(0.32)	0.21	0.41	0.18
Dividends from net investment income	(0.27)	(0.31)	(0.34)	(0.35)	(0.39)	(0.34)
Net asset value, end of period	$9.95	$9.83	$9.16	$9.82	$9.96	$9.94

Total Investment Return[2]

Based on net asset value	4.04%	10.81%	(3.17)%	2.16%[3]	4.20%	1.84%

Ratios to Average Net Assets[4]

Total expenses	1.14%[5]	1.23%	1.07%	1.04%[6]	1.00%	0.91%
Net investment income	2.92%	3.25%	3.83%	4.09%[6]	3.88%	3.37%

Supplemental Data

Net assets, end of period (000)	$294,559	$329,436	$260,594	$320,418	$286,396	$267,411
Portfolio turnover of the Portfolio	222%[7]	130%[8]	143%[9]	230%[10]	108%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[10]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	13

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor B
				Period July 1, 2007 to May 31, 2008
	Year Ended May 31,				Year Ended June 30,

	2011	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.14	$9.79	$9.94	$9.91	$10.08
Net investment income[1]	0.21	0.25	0.29	0.31	0.32	0.27
Net realized and unrealized gain (loss)	0.12	0.65	(0.66)	(0.17)	0.02	(0.16)
Net increase (decrease) from investment operations	0.33	0.90	(0.37)	0.14	0.34	0.11
Dividends from net investment income	(0.20)	(0.24)	(0.28)	(0.29)	(0.31)	(0.28)
Net asset value, end of year	$9.93	$9.80	$9.14	$9.79	$9.94	$9.91

Total Investment Return[2]

Based on net asset value	3.44%	9.96%	(3.75)%	1.43%[3]	3.61%	1.07%

Ratios to Average Net Assets[4]

Total expenses	1.82%[5]	1.91%	1.76%	1.70%[6]	1.67%	1.59%
Net investment income	2.23%	2.58%	3.13%	3.40%[6]	3.21%	2.67%

Supplemental Data

Net assets, end of period (000)	$17,866	$22,676	$25,694	$33,301	$42,358	$60,519
Portfolio turnover of the Portfolio	222%[7]	130%[8]	143%[9]	230%[10]	108%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[10]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

14	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C
				Period July 1, 2007 to May 31, 2008	Period October 2, 2006[1] to June 30, 2007

	Year Ended May 31,
	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$9.81	$9.14	$9.80	$9.94	$10.01
Net investment income[2]	0.20	0.24	0.28	0.29	0.19
Net realized and unrealized gain (loss)	0.10	0.67	(0.67)	(0.17)	(0.03)
Net increase (decrease) from investment operations	0.30	0.91	(0.39)	0.12	0.16
Dividends from net investment income	(0.20)	(0.24)	(0.27)	(0.26)	(0.23)
Net asset value, end of period	$9.91	$9.81	$9.14	$9.80	$9.94

Total Investment Return[3]

Based on net asset value	3.06%	9.98%	(3.98)%	1.21%[4]	1.57%[4]

Ratios to Average Net Assets[5]

Total expenses	1.89%[6]	2.00%	1.88%	2.04%[7]	2.09%[7]
Net investment income	2.17%	2.48%	3.06%	3.14%[7]	2.81%[7]

Supplemental Data

Net assets, end of period (000)	$109,794	$95,908	$61,697	$47,140	$23,886
Portfolio turnover of the Portfolio	222%[8]	130%[9]	143%[10]	230%[11]	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[11]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	15

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C1
	Year Ended May 31,			Period July 1, 2007 to May 31, 2008	Year Ended June 30,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.80	$9.14	$9.79	$9.94	$9.91	$10.07
Net investment income[1]	0.21	0.25	0.29	0.31	0.32	0.27
Net realized and unrealized gain (loss)	0.12	0.65	(0.66)	(0.17)	0.04	(0.15)
Net increase (decrease) from investment operations	0.33	0.90	(0.37)	0.14	0.36	0.12
Dividends from net investment income	(0.20)	(0.24)	(0.28)	(0.29)	(0.33)	(0.28)
Net asset value, end of period	$9.93	$9.80	$9.14	$9.79	$9.94	$9.91

Total Investment Return[2]
Based on net asset value	3.44%	9.96%	(3.73)%	1.46%[3]	3.62%	1.17%

Ratios to Average Net Assets[4]
Total expenses	1.82%[5]	1.91%	1.73%	1.68%[6]	1.66%	1.59%
Net investment income	2.23%	2.58%	3.14%	3.43%[6]	3.24%	2.68%

Supplemental Data
Net assets, end of period (000)	$46,465	$55,254	$61,323	$89,055	$111,844	$142,083
Portfolio turnover of the Portfolio	222%[7]	130%[8]	143%[9]	230%[10]	108%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[10]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

16	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Financial Highlights (concluded)	BlackRock Short-Term Bond Fund

	Class R
	Year Ended May 31,			Period July 1, 2007 to May 31, 2008	Year Ended June 30,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.81	$9.14	$9.80	$9.94	$9.92	$10.08
Net investment income[1]	0.24	0.28	0.31	0.34	0.36	0.32
Net realized and unrealized gain (loss)	0.11	0.66	(0.67)	(0.16)	0.02	(0.16)
Net increase (decrease) from investment operations	0.35	0.94	(0.36)	0.18	0.38	0.16
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.32)	(0.36)	(0.32)
Net asset value, end of period	$9.93	$9.81	$9.14	$9.80	$9.94	$9.92

Total Investment Return[2]
Based on net asset value	3.59%	10.40%	(3.61)%	1.80%[3]	3.91%	1.58%

Ratios to Average Net Assets[4]
Total expenses	1.57%[5]	1.61%	1.50%	1.41%[6]	1.30%	1.17%
Net investment income	2.52%	2.88%	3.40%	3.70%[6]	3.59%	3.15%

Supplemental Data
Net assets, end of period (000)	$6,169	$6,322	$6,152	$7,861	$8,882	$4,350
Portfolio turnover of the Portfolio	222%[7]	130%[8]	143%[9]	230%[10]	108%	80%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[10]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	17

Notes to Financial Statements	BlackRock Short-Term Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Bond Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 2011 was 100%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend and capital gain reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

On March 18, 2011, the Board of Directors of the Bond Fund approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Low Duration Bond Portfolio. In connection with the reorganization, the Fund will receive cash and securities from the Portfolio of the Short-Term Bond Master LLC in a complete liquidation of its 100% interest therein.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal income tax returns remains open for each of the three years ended May 31, 2011 and the period July 1, 2007 to May 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid

18	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

As of May 31, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Bond Fund, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Bond Fund, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon a percentage of the Fund’s average daily net assets as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C, Investor C1 and Class R Shareholders.

For the year ended May 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $32,171.

For the year ended May 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B, Investor C and Investor C1 Shares:

Investor B	$9,978
Investor C	$27,381
Investor C1	$272

Furthermore, affiliates received contingent deferred sales charges of $6,683 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and transfer agency fees earned for the period from June 1, 2010 to June 30, 2010, which are included as a component of transfer agent — class specific in the Statement of Operations were $3,623.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,366
Investor A	$3,581
Investor B	$534
Investor C	$2,162
Investor C1	$909
Class R	$87

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	19

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Bond Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2011 attributable to accounting for swap agreements, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(180,851)
Undistributed net investment income	$(6,029,406)
Accumulated net realized loss allocated from the Portfolio	$6,210,257

The tax character of distributions paid during the fiscal years ended May 31, 2011 and May 31, 2010 was as follows:

	5/31/11	5/31/10
Ordinary income	$16,039,009	$18,124,074
Total	$16,039,009	$18,124,074

As of May 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$249,733
Capital loss carryforward	(44,193,945)
Net unrealized gains*	10,695,273
Total	$(33,248,939)

*

The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

As of May 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,
2013	$4,563,076
2014	2,851,962
2015	4,506,787
2016	3,529,920
2017	1,475,016
2018	27,267,184
Total	$44,193,945

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after May 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,753,810	$27,292,238	3,918,497	$37,960,333
Shares issued to shareholders in reinvestment of dividends	344,530	3,418,244	402,078	3,884,298
Total issued	3,098,340	30,710,482	4,320,575	41,844,631
Shares redeemed	(4,098,560)	(40,594,708)	(3,516,972)	(33,950,512)
Net increase (decrease)	(1,000,220)	$(9,884,226)	803,603	$7,894,119

Investor A
Shares sold and automatic conversion of shares	12,283,448	$121,752,749	11,912,864	$114,774,029
Shares issued to shareholders in reinvestment of dividends	782,043	7,752,488	925,545	8,943,677
Total issued	13,065,491	129,505,237	12,838,409	123,717,706
Shares redeemed	(16,990,320)	(168,599,924)	(7,758,631)	(74,798,659)
Net increase (decrease)	(3,924,829)	$(39,094,687)	5,079,778	$48,919,047

20	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (concluded)	BlackRock Short-Term Bond Fund

	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount
Investor B
Shares sold	207,686	$2,052,477	251,696	$2,413,687
Shares issued to shareholders in reinvestment of dividends	31,375	310,355	47,081	453,091
Total issued	239,061	2,362,832	298,777	2,866,778
Shares redeemed and automatic conversion of shares	(752,582)	(7,436,445)	(797,051)	(7,655,607)
Net decrease	(513,521)	$(5,073,613)	(498,274)	$(4,788,829)

Investor C
Shares sold	4,877,601	$48,186,981	5,636,349	$54,357,457
Shares issued to shareholders in reinvestment of dividends	175,802	1,739,276	162,332	1,565,775
Total issued	5,053,403	49,926,257	5,798,681	55,923,232
Shares redeemed	(3,758,962)	(37,156,433)	(2,767,224)	(26,673,958)
Net increase	1,294,441	$12,769,824	3,031,457	$29,249,274

Investor C1
Shares sold	65,505	$647,036	96,099	$925,350
Shares issued to shareholders in reinvestment of dividends	82,663	817,640	118,987	1,144,490
Total issued	148,168	1,464,676	215,086	2,069,840
Shares redeemed	(1,104,307)	(10,911,038)	(1,288,988)	(12,359,374)
Net decrease	(956,139)	$(9,446,362)	(1,073,902)	$(10,289,534)

Class R
Shares sold	512,236	$5,064,146	285,827	$2,749,722
Shares issued to shareholders in reinvestment of dividends	16,146	159,800	18,036	173,686
Total issued	528,382	5,223,946	303,863	2,923,408
Shares redeemed	(551,750)	(5,454,382)	(332,123)	(3,192,016)
Net decrease	(23,368)	$(230,436)	(28,260)	$(268,608)

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

At a shareholder meeting on July 7, 2011, shareholders of the Fund approved the plan of reorganization discussed in Note 1. The merger took place on July 18, 2011. In connection with the merger, the Fund received cash and securities valued at $423,986,075 from the liquidation of the Portfolio, and BlackRock Low Duration Bond Portfolio acquired substantially all of the assets and assumed certain stated liabilities of the Fund, with a net asset value of $422,966,843, in exchange for the following newly issued shares of BlackRock Low Duration Bond Portfolio:

Class A	12,207,034
Class B3	1,687,597
Class C	10,025,314
Class C3	4,412,183
Institutional	14,620,288
Class R	618,684

In connection with the reorganization, the Fund paid an income distribution on July 14, 2011 to shareholders of record as of July 12, 2011 as follows:

Distribution Per Share
Institutional	$0.0822
Class A	$0.0822
Class B	$0.0822
Class C	$0.0822
Class C1	$0.0822
Class R	$0.0822

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	21

Report of Independent Registered Public Accounting Firm	BlackRock Short-Term Bond Fund

To the Shareholders of BlackRock Short-Term Bond Fund and Board of Directors of BlackRock Short-Term Bond Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc., as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc., as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 of the Notes to Financial Statements, on June 7, 2011, the Fund’s shareholders approved the plan of reorganization discussed in Note 1 of the Notes to Financial Statements and the merger took place, as described in Note 5, on July 18, 2011.

Deloitte & Touche LLP
Boston, Massachusetts
July 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. during the fiscal year ended May 31, 2011:

Federal Obligation Interest		1.26%[1]

Interest-Related Dividends for Non-U.S. Residents
Month(s) Paid:	June 2010 – September 2010	67.24%[2]
	October 2010	96.99%[2]
	November 2010 – December 2010	100.00%[2]
	January 2011 – May 2011	100.00%[2]

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

22	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Portfolio Information	Short-Term Bond Master Portfolio

As of May 31, 2011

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	40%
Non-Agency Mortgage-Backed Securities	19
U.S. Government Sponsored Agency Securities	17
Asset-Backed Securities	17
U.S. Treasury Obligations	5
Taxable Municipal Bonds	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	50%
AA/Aa	7
A	14
BBB/Baa	19
BB/Ba	4
B	4
CCC	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	23

Schedule of Investments May 31, 2011	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
AEP Texas Central Transition Funding, Series 2006-A, Class A2, 4.98%, 7/01/15	USD	4,234	$4,411,201
AmeriCredit Automobile Receivables Trust:
Series 2007-AX, Class A4, 0.25%, 10/06/13 (a)		1,668	1,661,172
Series 2011-02, Class B, 2.33%, 3/08/16		1,360	1,379,474
Series 2011-1, Class A3, 1.39%, 9/08/15 (a)		1,160	1,167,215
Ameriquest Mortgage Securities Inc., Series 2004-FR1, Class A5, 4.46%, 5/25/34 (a)		1,683	1,670,885
Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (b)		2,531	2,547,392
Bear Stearns Asset-Backed Securities Trust (a):
Series 2006-3, Class A1, 0.34%, 8/25/36		97	95,691
Series 2007-HE3, Class 1A1, 0.31%, 4/25/37		791	768,581
Bumper 2 SA, Series 2011-4, Class A, 2.52%, 5/20/26 (a)	EUR	2,700	3,890,620
Capital One Auto Finance Trust, Class A-4 (a):
Series 2007-A, 0.22%, 11/15/13	USD	355	353,924
Series 2007-B, 0.23%, 4/15/14		1,653	1,649,243
CarMax Auto Owner Trust, Series 2008-2, Class A3B, 1.60%, 10/15/12 (a)		422	422,354
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16		1,347	1,364,456
Citibank Omni Master Trust (b):
Series 2009-A8, Class A8, 2.30%, 5/16/16 (a)		6,740	6,828,773
Series 2009-A12, Class A12, 3.35%, 8/15/16		1,345	1,379,374
Series 2009-A17, Class A17, 4.90%, 11/15/18		1,480	1,612,795
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		991	910,893
Series 2007-7, Class 2A2, 0.35%, 6/25/30 (a)		3,000	2,649,714
Series 2007-12, Class 2A1, 0.54%, 8/25/47 (a)		1,767	1,669,494
DT Auto Owner Trust, Series 2011-2A, Class D, 4.36%, 12/15/16 (b)		970	970,000
DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		3,378	3,436,152
Ford Credit Auto Owner Trust:
Series 2009-A, Class A3B, 2.70%, 5/15/13 (a)		3,025	3,048,828
Series 2009-D, Class A4, 2.98%, 8/15/14		2,900	2,998,662
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A, 0.45%, 6/15/13 (a)		4,300	4,299,017
GCO Slims Trust, Series 2006-1A, Class Note, 5.72%, 3/01/22 (b)		2,460	1,957,873

Asset-Backed Securities	Par (000)		Value
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	2,585	$3,748,508
MBNA Credit Card Master Note Trust, Series 2004-A9, Class A9, 1.35%, 2/20/14 (a)		1,555	2,233,552
Morgan Stanley Resecuritization Trust, Series 2010-F (a)(b):
Class A, 0.45%, 6/17/13	USD	2,340	2,338,030
Class B, 0.45%, 6/17/13		2,170	2,163,463
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 2/15/13		2,126	2,146,203
Residential Asset Mortgage Products Inc.:
Series 2003-RZ3, Class A6, 3.40%, 3/25/33 (c)		4,882	4,864,362
Series 2007-RS2, Class A1, 0.31%, 5/25/37 (a)		603	583,071
Residential Asset Securities Corp., Series 2005-KS12, Class A2, 0.44%, 1/25/36 (a)		1,499	1,395,503
SLC Student Loan Trust, Series 2006-A, Class A4, 0.40%, 1/15/19 (a)		1,973	1,928,323
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.38%, 4/25/17		726	725,578
Series 2003-B, Class A2, 0.71%, 3/15/22		2,255	2,197,581
Series 2004-B, Class A2, 0.51%, 6/15/21		3,307	3,228,161
Series 2008-5, Class A3, 1.57%, 1/25/18		9,400	9,658,488
Series 2010-C, Class A1, 1.85%, 12/15/17 (b)		2,160	2,174,830
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%, 8/15/16		2,186	2,185,300
Series 2011-S1A, Class C, 2.01%, 8/15/16		1,990	1,990,324
Series 2011-WO, Class A2, 0.91%, 11/15/13		3,650	3,653,562
Series 2011-WO, Class A3, 1.40%, 10/15/14		4,680	4,705,224
Santander Drive Auto Receivables Trust:
Series 2010-A, Class A2, 1.37%, 8/15/13 (b)		3,177	3,186,117
Series 2010-2, Class C, 3.89%, 7/17/17		3,605	3,762,724
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		1,877	1,879,821
Series 2011-S2A, Class B, 2.06%, 6/15/17 (b)		1,160	1,159,987
Series 2011-S2A, Class C, 2.86%, 6/15/17 (b)		1,130	1,129,978
Series 2011-S2A, Class D, 3.35%, 6/15/17 (b)		1,530	1,529,961
Soundview Home Equity Loan Trust, Series 2003-2, Class A2, 0.84%, 11/25/33 (a)		3,361	3,035,874
Turbo Finance, Series 2011-1, Class A, 2.48%, 1/20/19 (a)	GBP	2,434	4,009,642
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.28%, 4/25/37 (a)	USD	1,215	1,180,256
Total Asset-Backed Securities — 21.0%			125,938,206

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
LIBOR	London InterBank Offered Rate
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

24	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.6%
BAE Systems Holdings, Inc., 6.40%, 12/15/11 (b)	USD	3,270	$3,372,796
Airlines — 1.7%
American Airlines, Inc., 10.50%, 10/15/12		2,570	2,737,050
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		1,530	1,552,950
Series 2000-1-B, 8.39%, 5/01/22		619	631,607
Delta Air Lines, Inc., Series 02G2, 6.42%, 1/02/14		2,750	2,805,000
United Air Lines, Inc., 12.75%, 7/15/12		2,057	2,250,344
			9,976,951
Automobiles — 0.6%
Volkswagen International Finance NV, 1.63%, 8/12/13 (b)(d)		3,385	3,414,172
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13		3,745	3,842,351
Building Products — 0.6%
Masco Corp., 6.13%, 10/03/16		1,540	1,606,072
Owens Corning, Inc., 6.50%, 12/01/16		1,770	1,940,462
			3,546,534
Capital Markets — 2.4%
CDP Financial, Inc., 3.00%, 11/25/14 (b)(d)		1,630	1,698,732
Credit Suisse:
5.50%, 5/01/14		1,825	2,023,739
3.50%, 3/23/15		1,600	1,669,437
(USA), 6.13%, 11/15/11		525	538,374
The Goldman Sachs Group, Inc.:
6.00%, 5/01/14		687	756,095
3.70%, 8/01/15		1,730	1,756,516
Goldman Sachs Group LP, 5.00%, 10/01/14		1,922	2,073,000
Morgan Stanley:
6.00%, 4/28/15		1,600	1,775,494
4.00%, 7/24/15		2,115	2,190,053
			14,481,440
Chemicals — 0.5%
Airgas, Inc., 2.85%, 10/01/13		2,985	3,064,523
Commercial Banks — 4.3%
Amsouth Bank, 5.20%, 4/01/15		100	99,750
CIT Group, Inc., 5.25%, 4/01/14 (b)		2,700	2,750,244
City National Corp., 5.13%, 2/15/13		1,355	1,420,903
DEPFA ACS Bank, 5.50%, 6/28/11 (b)		1,700	1,702,560
Dexia Credit Local SA, 2.38%, 9/23/11 (b)(d)		4,085	4,106,185
Eksportfinans ASA, 5.00%, 2/14/12 (d)		5,350	5,525,245
North Fork Bancorp., Inc., 5.88%, 8/15/12		2,031	2,117,033
Regions Financial Corp.:
6.38%, 5/15/12		1,630	1,676,863
4.88%, 4/26/13		4,445	4,567,220
Wells Fargo & Co., 3.68%, 6/15/16		1,695	1,761,352
			25,727,355
Consumer Finance — 0.9%
American Express Bank FSB, 5.50%, 4/16/13		4,045	4,347,639
Capital One Financial Corp., 6.25%, 11/15/13		970	1,073,542
			5,421,181

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.3%
Rock-Tenn Co., 9.25%, 3/15/16	USD	337	$369,015
Temple-Inland, Inc.:
7.88%, 5/01/12		845	894,327
6.63%, 1/15/16		730	809,399
			2,072,741
Diversified Financial Services — 3.1%
Ally Financial, Inc.:
4.50%, 2/11/14		1,975	1,997,219
8.30%, 2/12/15		1,125	1,254,375
Bank of America Corp., 4.50%, 4/01/15		2,933	3,104,343
Citigroup, Inc., 0.92%, 8/10/11 (a)	GBP	2,730	4,481,071
General Electric Capital Corp., 0.40%, 11/01/12 (a)(d)	USD	6,350	6,346,063
Novus USA Trust, 1.51%, 11/18/11 (a)(b)		1,730	1,722,776
			18,905,847
Diversified Telecommunication Services — 1.9%
CenturyLink, Inc., 5.50%, 4/01/13 (a)		1,870	1,958,761
Qwest Communications International, Inc., 8.00%, 10/01/15		1,351	1,479,345
Qwest Corp.:
8.88%, 3/15/12		3,515	3,703,931
3.56%, 6/15/13 (a)		250	256,875
TELUS Corp., 8.00%, 6/01/11		352	352,000
Telefonica Emisiones SAU, 5.98%, 6/20/11		3,563	3,571,858
			11,322,770
Electric Utilities — 0.6%
FPL Group Capital, Inc., 5.63%, 9/01/11		1,040	1,052,476
Florida Power Corp., 6.65%, 7/15/11		1,325	1,334,324
Great Plains Energy, Inc., 2.75%, 8/15/13		1,480	1,514,527
			3,901,327
Electronic Equipment, Instruments &
Components — 1.0%
Agilent Technologies, Inc.:
4.45%, 9/14/12		2,983	3,100,781
5.50%, 9/14/15		705	784,564
Jabil Circuit, Inc., 7.75%, 7/15/16		2,030	2,298,975
			6,184,320
Food Products — 1.0%
Tyson Foods, Inc., 10.50%, 3/01/14		2,705	3,256,144
Wm. Wrigley Jr. Co., 2.45%, 6/28/12 (b)		3,000	3,008,103
			6,264,247
Health Care Equipment & Supplies — 1.1%
Boston Scientific Corp.:
4.50%, 1/15/15		1,750	1,843,348
6.40%, 6/15/16		389	439,803
CareFusion Corp., 4.13%, 8/01/12		3,925	4,038,849
			6,322,000
Hotels, Restaurants & Leisure — 1.3%
MGM Mirage, 13.00%, 11/15/13		2,795	3,371,469
Sheraton Holding Corp., 7.38%, 11/15/15		248	281,480
Starwood Hotels & Resorts Worldwide Inc., 7.88%, 10/15/14		2,213	2,544,950
Wyndham Worldwide Corp., 9.88%, 5/01/14		1,287	1,524,078
			7,721,977

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	25

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables — 0.6%
Newell Rubbermaid, Inc., 5.50%, 4/15/13	USD	3,125	$3,356,731
Independent Power Producers &
Energy Traders — 0.2%
Constellation Energy Group, Inc., 4.55%, 6/15/15		1,379	1,476,515
Insurance — 3.9%
Allstate Financial Global Funding, 6.50%, 6/14/11 (b)		595	596,084
American International Group, Inc., 3.65%, 1/15/14		3,530	3,620,848
Lincoln National Corp., 4.30%, 6/15/15		3,120	3,321,268
MetLife, Inc., 6.75%, 6/01/16		2,260	2,669,596
Metropolitan Life Global Funding I (b):
2.21%, 6/10/11 (a)(d)		3,600	3,601,361
2.88%, 9/17/12		1,050	1,076,462
5.13%, 4/10/13 (d)		3,715	3,965,112
Prudential Financial, Inc., 2.75%, 1/14/13		1,925	1,972,199
XL Capital (Europe) Plc, 6.50%, 1/15/12		1,400	1,445,462
XL Group Plc, 5.25%, 9/15/14		1,200	1,297,911
			23,566,303
Life Sciences Tools & Services — 0.6%
Life Technologies Corp., 3.38%, 3/01/13		3,640	3,750,288
Machinery — 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14		2,045	2,461,883
Media — 5.4%
CCH II LLC, 13.50%, 11/30/16		3,425	4,075,750
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		323	352,070
Series B, 9.25%, 12/15/17		1,294	1,413,695
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		3,610	4,061,766
COX Communications, Inc., 5.45%, 12/15/14		1,530	1,710,214
DIRECTV Holdings LLC:
3.13%, 2/15/16		3,365	3,414,543
7.63%, 5/15/16		2,400	2,622,000
DISH DBS Corp., 7.75%, 5/31/15		2,650	2,888,500
The Interpublic Group of Cos., Inc., 6.25%, 11/15/14		3,175	3,500,438
NBC Universal, Inc., 2.10%, 4/01/14 (b)		3,580	3,630,127
Time Warner Cable, Inc., 6.20%, 7/01/13		2,570	2,826,458
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	967	1,725,925
			32,221,486
Metals & Mining — 1.0%
Barrick Gold Corp., 1.75%, 5/30/14 (b)(e)	USD	3,135	3,140,559
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17		2,901	3,180,221
			6,320,780
Multi-Utilities — 1.3%
CenterPoint Energy, Inc., 6.85%, 6/01/15		1,605	1,859,701
CenterPoint Energy Transition Bond Co. LLC, Series A-2, 4.97%, 8/01/14		2,408	2,465,461
Duke Energy Ohio, Inc., 5.70%, 9/15/12		3,010	3,199,299
			7,524,461

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.8%
Dollar General Corp., 11.88%, 7/15/17 (f)	USD	2,520	$2,879,100
Macy’s Retail Holdings Inc., 7.45%, 7/15/17		1,000	1,210,000
The May Department Stores Co., 5.75%, 7/15/14		483	532,507
			4,621,607
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,570	1,773,821
Arch Coal, Inc., 7.25%, 10/01/20		822	867,210
BP Capital Markets Plc:
3.13%, 3/10/12		775	789,453
5.25%, 11/07/13		3,934	4,271,919
Chesapeake Energy Corp., 7.63%, 7/15/13		1,940	2,119,450
Enterprise Products Operating LLC, Series B, 6.38%, 2/01/13		3,020	3,259,543
Forest Oil Corp., 8.50%, 2/15/14		3,150	3,488,625
Petrobras International Finance Co., 7.75%, 9/15/14		1,600	1,844,000
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (b)		2,310	2,485,202
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)		2,165	2,313,612
			23,212,835
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		1,315	1,388,344
5.63%, 4/20/15		1,160	1,260,166
Domtar Corp., 7.13%, 8/15/15		1,350	1,491,750
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,685	1,912,475
			6,052,735
Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc., 6.13%, 11/01/12		282	301,915
HCP, Inc., 2.70%, 2/01/14		1,320	1,342,776
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,453,106
ProLogis:
5.75%, 4/01/16		700	760,163
6.25%, 3/15/17		810	901,117
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (b)		1,680	1,738,800
The Rouse Co. LP, 7.20%, 9/15/12		1,710	1,791,225
			8,289,102
Real Estate Management & Development — 0.2%
The Unique Pub Finance Co. Plc, Series M, 7.40%, 3/28/24	GBP	940	1,206,113
Road & Rail — 2.0%
Asciano Finance Ltd., 3.13%, 9/23/15 (b)	USD	3,620	3,596,380
Burlington Northern Santa Fe Corp.:
6.75%, 7/15/11		1,425	1,436,059
7.00%, 2/01/14		840	960,153
CSX Corp.:
5.50%, 8/01/13		1,108	1,205,237
6.25%, 4/01/15		2,500	2,891,220
Union Pacific Corp., 6.13%, 1/15/12		1,960	2,024,723
			12,113,772

See Notes to Financial Statements.

26	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment — 1.0%
Maxim Integrated Products, Inc., 3.45%, 6/14/13	USD	2,280	$2,370,541
National Semiconductor Corp., 6.15%, 6/15/12		3,530	3,698,671
			6,069,212
Specialty Retail — 0.2%
Best Buy Co., Inc., 3.75%, 3/15/16		1,180	1,193,356
Tobacco — 0.6%
Altria Group, Inc., 7.75%, 2/06/14		1,525	1,770,049
BAT International Finance Plc, 8.13%, 11/15/13 (b)		1,474	1,705,122
			3,475,171
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, 5.50%, 3/01/14		1,908	2,096,701
CellCo Partnership, 5.25%, 2/01/12 (d)		5,665	5,838,383
Crown Castle Towers LLC, 4.52%, 1/15/15 (b)		2,860	2,995,258
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		1,165	1,175,194
Rogers Cable, Inc., 6.25%, 6/15/13		1,000	1,102,948
SBA Tower Trust, 4.25%, 4/15/40 (b)		1,115	1,169,854
			14,378,338
Total Corporate Bonds — 49.4%			296,833,220

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 17.0%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.41%, 5/17/60 (a)(b)		3,705	3,701,136
Arran Residential Mortgages Funding Plc (a):
Series 2006-2A, Class A2B, 0.36%, 9/20/56 (b)		2,842	2,835,968
Series 2006-2X, Class A2C, 1.23%, 9/20/56	EUR	965	1,386,115
Series 2007-3A, Class A2B, 0.37%, 9/16/56 (b)	USD	1,056	1,044,300
Series 2007-3X, Class A2A, 0.87%, 9/16/56	GBP	1,265	2,054,829
Series 2007-3X, Class A2C, 1.24%, 9/16/56	EUR	1,228	1,747,761
Series 2010-1A, Class A1C, 1.46%, 5/16/47 (b)	USD	3,385	3,388,449
Series 2011-1A, Class A1C, 1.54%, 11/19/47 (b)		3,785	3,785,591
Banc of America Mortgage Securities, Inc.: (a)
Series 2003-J, Class 2A1, 3.22%, 11/25/33		1,031	985,557
Series 2004-A, Class 2A2, 2.86%, 2/25/34		609	533,356
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.26%, 12/25/35 (a)(b)(g)		50	50,120
Citicorp Mortgage Securities, Inc., Series 2006-2, Class 1A7, 5.75%, 4/25/36 (a)		2,543	2,559,310
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 2A1, 2.92%, 12/20/35 (a)		2,610	1,942,043
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.94%, 1/25/35 (a)		5,404	5,049,365
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 3A1, 0.34%, 11/20/56 (a)(b)		2,946	2,914,349
Holmes Master Issuer Plc (a):
Series 2007-2A, Class 3A1, 0.37%, 7/15/21		4,240	4,229,663
Series 2007-2X, Class 3A2, 1.42%, 7/15/21	EUR	1,753	2,516,517
Series 2007-2X, Class 3A3, 0.91%, 7/15/21	GBP	2,587	4,243,908

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Homebanc Mortgage Trust, Series 2005-3, Class A1, 0.43%, 7/25/35 (a)	USD	4,732	$3,636,962
Lanark Master Issuer Plc, Series 2007-1X, Class 3A1, 0.40%, 12/22/54 (a)		2,126	2,091,687
Morgan Stanley Reremic Trust, Series 2010-R5, Class 5A, 0.44%, 1/26/37 (a)(b)		1,343	1,303,799
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.47%, 11/25/35 (a)		1,284	1,149,785
Permanent Master Issuer Plc (a):
Series 2006-1, Class 6A1, 0.94%, 4/15/20	GBP	4,735	7,626,303
Series 2008-2, Class 1A, 1.67%, 4/15/14		5,210	8,546,012
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.49%, 5/25/35 (a)	USD	1,426	1,241,630
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		3	3,293
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 5.58%, 4/25/37 (a)		3,678	2,916,178
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 1.25%, 6/12/40 (a)	EUR	2,207	3,094,829
Thornburg Mortgage Securities Trust (a):
Series 2006-4, Class A1, 0.32%, 7/25/36	USD	334	332,536
Series 2006-4, Class A2B, 0.33%, 7/25/36		1,103	1,099,218
Series 2006-5, Class A1, 0.31%, 10/25/46		6,104	6,068,234
Series 2006-6, Class A1, 0.30%, 11/25/46		7,760	7,676,364
Series 2007-1, Class A2B, 0.31%, 3/25/37		6,737	6,530,717
Series 2007-1, Class A3A, 0.31%, 3/25/37		2,022	1,985,530
Series 2007-2, Class A2A, 0.34%, 6/25/37		1,941	1,906,533
Walsh Acceptance, Series 1997-2, Class A, 2.19%, 3/01/27 (a)		27	26,754
			102,204,701
Commercial Mortgage-Backed Securities — 7.1%
Banc of America Commercial Mortgage, Inc., Series 2001-PB1, Class A2, 5.79%, 5/11/35		434	433,859
Centre Parcs Mortgage Finance Plc, Series 2007-1, Class A2, 2.86%, 10/10/18 (a)	GBP	720	1,142,946
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	USD	1,415	1,444,548
Extended Stay America Trust, Class A, 2.95%, 11/05/27 (b)		5,770	5,803,989
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2, 6.07%, 6/10/38		4,121	4,151,080
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2, 6.70%, 4/15/34		866	864,431
GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, 6.45%, 8/05/18 (a)(b)		1,589	1,592,936
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB, 5.82%, 6/15/49 (a)		1,840	1,967,826
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)		3,255	3,526,272
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, 6.36%, 3/12/34 (g)		21	21,074
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1, 5.58%, 8/15/39 (a)		1,956	1,963,431

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	27

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Titan Europe PLC, Series 2006-4FSX, Class A1, 4.82%, 9/03/14 (a)	GBP	1,889	$3,070,088
Wachovia Bank Commercial Mortgage Trust, Class A4:
Series 2002-C1, 6.29%, 4/15/34	USD	14,245	14,574,845
Series 2007-C33, 5.90%, 2/15/51 (a)		1,945	2,136,346
			42,693,671
Total Non-Agency Mortgage-Backed Securities — 24.1%			144,898,372

Taxable Municipal Bonds
New York City Industrial Development Agency, RB, JFK International Airport Project, Series A, 8.00%, 8/01/12		1,200	1,238,580
State of California, GO:
5.10%, 8/01/14		705	728,004
3.95%, 11/01/15 (a)		610	624,042
Various Purpose 3, Mandatory Put Bonds, 5.65%, 4/01/39 (a)		4,120	4,398,512
State of Illinois, GO:
2.77%, 1/01/12		4,220	4,256,799
4.07%, 1/01/14		970	1,005,657
Total Taxable Municipal Bonds — 2.0%			12,251,594

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.1%
Fannie Mae, 5.25%, 8/01/12 (d)		5,960	6,294,928
Collateralized Mortgage Obligations — 1.5%
Fannie Mae Mortgage-Backed Securities:
Series 2006-M2, Class A1A, 4.86%, 8/25/16 (a)		1,694	1,787,247
Series 2901, Class KA, 5.00%, 9/15/32		1,857	1,945,203
Freddie Mac Mortgage-Backed Securities, Series 2724, Class PD, 5.00%, 4/15/21		3,270	3,369,403
Ginnie Mae Mortgage-Backed Securities, Series 2006-6, Class C, REMIC, 5.07%, 2/16/44 (a)		1,976	2,119,519
			9,221,372
Federal Deposit Insurance Corporation Guaranteed — 1.3%
Citigroup Funding, Inc., 2.25%, 12/10/12 (d)		2,440	2,508,298
General Electric Capital Corp., 2.63%, 12/28/12 (d)		800	827,857
Morgan Stanley, 2.25%, 3/13/12 (d)		4,470	4,541,475
			7,877,630

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities, Series 2010-126, Class UI, 5.50%, 10/25/40	USD	14,068	$2,620,370
Mortgage-Backed Securities — 17.0%
Fannie Mae Mortgage-Backed Securities:
3.50%, 6/01/41 (h)		15,000	15,292,965
4.00%, 7/01/19		10,403	11,011,946
4.50%, 6/01/41 (h)		53,000	55,053,750
5.00%, 12/01/17 – 12/01/21 (d)		9,749	10,527,239
5.50%, 11/01/17 – 12/01/18 (d)		8,413	9,130,561
Freddie Mac Mortgage-Backed Securities, 5.50%, 10/01/17 (d)		604	653,778
			101,670,239
Total U.S. Government Sponsored Agency Securities — 21.3%			127,684,539

U.S. Treasury Obligations
U.S. Treasury Notes:
0.63%, 4/30/13		13,970	14,020,152
1.00%, 5/15/14 (d)		9,015	9,074,138
1.75%, 5/31/16 (d)		14,675	14,718,585
Total U.S. Treasury Obligations — 6.3%			37,812,875
Total Long-Term Investments (Cost — $735,596,790) — 124.1%			745,418,806

Short-Term Securities
Time Deposits
Brown Brothers Harriman & Co.:
0.03%, 6/01/11		9,780	9,779,696
0.14%, 6/01/11	GBP	4,875	8,019,942
0.19%, 6/01/11	EUR	2,302	3,312,865
Total Short-Term Securities (Cost — $20,994,950) — 3.5%			21,112,503

Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11		109	4,088

See Notes to Financial Statements.

28	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions — 0.5%
Receive a fixed rate of 2.55% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG	USD	74,300	$1,673,347
Receive a fixed rate of 3.84% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		25,400	1,162,124
			2,835,471
Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 3.84% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		25,400	634,121
Bought credit default protection on Dow Jones CDX North America Investment Grade Series 16, Strike Price $99, Expires 9/21/11, Broker BNP Paribas SA		31,350	492,195
			1,126,316
Total Options Purchased (Cost — $2,970,377) — 0.6%			3,965,875
Total Investments Before Options Written (Cost — $759,562,117*) — 128.2%			770,497,184

Options Written	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price $97.75, Expires 9/16/11		109	(681)

	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.5)%
Sold credit default protection on Dow Jones CDX North America Investment Grade Series 16, Strike Price $102.50, Expires 9/21/11, Broker BNP Paribas SA	USD	31,350	(272,745)
Pay a fixed rate of 2.05% and receive a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG		74,300	(541,967)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Citibank NA		43,300	(2,494,738)
			(3,309,450)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions — (0.3)%
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 9/26/11, Broker Deutsche Bank AG	USD	67,000	$(31,704)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker Citibank NA		43,300	(771,013)
Sold credit default protection on Dow Jones CDX North America Investment Grade Series 16, Strike Price $120, Expires 12/21/11, Broker Morgan Stanley Capital Services, Inc.		7,100	(28,045)
Sold credit default protection on Dow Jones CDX North America Investment Grade Series 16, Strike Price $102.5, Expires 9/21/11, Broker BNP Paribas SA		31,350	(912,285)
			(1,743,047)
Total Options Written (Premiums Received — $5,059,179) — (0.8)%			(5,053,178)
Total Investments, Net of Options Written– 127.4%			765,444,006
Liabilities in Excess of Other Assets — (27.4)%			(164,570,545)
Net Assets — 100.0%			$600,873,461

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$759,562,117
Gross unrealized appreciation	$16,241,706
Gross unrealized depreciation	(5,306,639)
Net unrealized appreciation.	$10,935,067

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	All or portion of the security has been pledged in connection with open reverse repurchase agreements.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
RBC Capital Markets	$3,140,559	$9,289

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	29

Schedule of Investments (continued)	Short-Term Bond Master Portfolio

(g)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares (000) Held at May 31, 2010	Par/Shares (000) Purchased	Par/Shares (000) Sold	Par/Shares (000) Held at May 31, 2011	Value at May 31, 2011	Realized Gains (Loss)	Income
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.26%, 12/25/35	$50	—	—[1]	$50	$50,120	$2	$5,216
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	—	—	—	$4,843
PNC Mortgage Acceptance Corp., Series 2000-C2, Class A2, 7.3%, 10/12/33	$1,304	—	$(1,304)	—	—	$(25,807)	$2,097
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, 6.36%, 3/12/34	$1,565	—	$(1,544)	$21	$21,074	$(35,230)	$45,199

[1]	Amount is less than $1,000.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$15,292,965	$86,715
Credit Suisse Securities (USA), LLC	$55,053,750	$993,750

•	Foreign currency exchange contracts as of May 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 48,202,253	GBP 29,481,500	Citibank NA	7/07/11	$(274,135)
USD 24,208,527	EUR 16,653,500	UBS AG	7/27/11	274,568
Total				$433

•	Reverse repurchase agreements outstanding as of May 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Barclay’s Capital, Inc.	0.34%	5/03/11	Open	$3,250,490	$3,249,600
Barclay’s Capital, Inc.	0.45%	5/03/11	Open	3,439,246	3,438,000
Barclay’s Capital, Inc.	0.05%	5/06/11	Open	2,455,339	2,455,250
Barclay’s Capital, Inc.	0.07%	4/27/11	Open	6,213,711	6,213,300
BNP Paribas Securities Corp.	0.13%	5/12/11	6/13/11	30,349,981	30,346,365
Credit Suisse Securities (USA), LLC	0.09%	5/04/11	Open	4,425,610	4,425,300
Credit Suisse Securities (USA), LLC	0.40%	5/19/11	Open	7,704,150	7,703,037
Credit Suisse Securities (USA), LLC	0.34%	5/03/11	Open	5,100,617	5,099,220

Reverse repurchase agreements outstanding as of May 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse Securities (USA), LLC	0.38%	2/28/11	Open	$3,858,096	$3,854,312
Deutsche Bank Securities, Inc.	0.40%	5/06/11	Open	5,638,302	5,636,674
Deutsche Bank AG	0.06%	5/31/11	6/01/11	9,060,105	9,060,075
Deutsche Bank AG	0.10%	5/31/11	6/01/11	14,675,082	14,675,000
Merrill Lynch & Co., Inc.	0.37%	5/05/11	Open	4,121,888	4,120,744
Total				$100,292,617	$100,276,877

•	Financial futures contracts purchased as of May 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
1	90 Day Euro-Dollar Future	Chicago Mercantile	June 2011	$249,053	$291
1	90 Day Euro-Dollar Future	Chicago Mercantile	December 2011	$248,678	322
929	2-Year U.S. Treasury Note	Chicago Board of Trade	September 2011	$203,471,164	154,024
1	90 Day Euro-Dollar Future	Chicago Mercantile	September 2011	$248,928	247
1	90 Day Euro-Dollar Future	Chicago Mercantile	March 2012	$248,240	535
1	90 Day Euro-Dollar Future	Chicago Mercantile	June 2012	$247,540	860

See Notes to Financial Statements.

30	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Schedule of Investments (continued)	Short-Term Bond Master Portfolio

•	Financial futures contracts purchased as of May 31, 2011 were as follows (concluded):

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
1	90 Day Euro-Dollar Future	Chicago Mercantile	September 2012	$246,740	$1,122
4	90 Day Euro-Dollar Future	Chicago Mercantile	December 2013	$973,711	5,039
1	90 Day Euro-Dollar Future	Chicago Mercantile	March 2013	$245,340	1,285
4	90 Day Euro-Dollar Future	Chicago Mercantile	June 2013	$978,611	5,389
4	90 Day Euro-Dollar Future	Chicago Mercantile	September 2013	$976,161	5,289
4	90 Day Euro-Dollar Future	Chicago Mercantile	March 2014	$971,511	4,789
Total					$179,192

•	Financial futures contracts sold as of May 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
145	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2011	$17,730,506	$(47,854)
711	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2011	$84,014,056	(694,928)
Total					$(742,782)

•	Credit default swaps on single-name issues — buy protection outstanding as of May 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
The Hershey Co.	1.00%	Credit Suisse Securities (USA LLC)	12/20/14	$2,900	$(58,036)
Apache Corp.	1.00%	BNP Paribas SA	3/20/16	$1,130	(6,052)
Whirlpool Corp.	1.00%	Citibank NA	3/20/16	$1,800	(1,166)
Total					$(65,254)

•	Credit default swaps on single-name issues — sold protection outstanding as of May 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	$4,400	$3,359

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Portfolio may pay should a negative event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of May 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/16	$7,100	$(4,508)

•	Interest rate swaps outstanding as of May 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.63%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	$13,400	$(29,521)
0.78%(a)	3-month LIBOR	Deutsche Bank AG	12/01/12	$29,900	(132,398)
Total					$(161,919)

(a)	Pays fixed interest rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	31

Schedule of Investments (concluded)	Short-Term Bond Master Portfolio

The following tables summarize the inputs used as of May 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$111,124,163	$14,814,043	$125,938,206
Corporate Bonds	—	296,833,220	—	296,833,220
Non-Agency Mortgage-Backed Securities	—	138,148,312	6,750,060	144,898,372
Taxable Municipal Bonds	—	12,251,594	—	12,251,594
U.S. Government Sponsored Agency Securities	—	127,684,539	—	127,684,539
U.S. Treasury Obligations	—	37,812,875	—	37,812,875
Short-Term Securities	—	21,112,503	—	21,112,503
Total	—	$744,967,206	$21,564,103	$766,531,309

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$274,568	—	$274,568
Interest rate contracts	$183,280	3,469,592	—	3,652,872
Credit contracts	—	3,359	$492,195	495,554
Liabilities:
Foreign currency exchange contracts	—	(274,135)	—	(274,135)
Interest rate contracts	(743,463)	(4,001,341)	—	(4,744,804)
Credit contracts	—	(69,762)	(1,213,075)	(1,282,837)
Total	$(560,183)	$(597,719)	$(720,880)	$(1,878,782)

[1]

Derivative financial instruments are foreign currency exchange contracts, swaps, financial futures contracts and options. Foreign currency exchange contracts, swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Balance, as of May 31, 2010	$21,905,289	$8,891,612	$30,796,901
Accrued discounts/premiums	3	—	3
Realized gain (loss)	14,596	20,418	35,014
Change in unrealized appreciation/depreciation[2]	95,949	81,761	177,710
Purchases	13,157,740	7,293,272	20,451,012
Sales	(8,884,072)	(3,871,987)	(12,756,059)
Transfers in3	—	—	—
Transfers out[3]	(11,475,462)	(5,665,016)	(17,140,478)
Balance, as of May 31, 2011	$14,814,043	$6,750,060	$21,564,103

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at May 31, 2011 was $131,937.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts
	Assets	Liabilities	Total
Balance, as of May 31, 2010	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation[4]	$68,970	$(16,030)	$52,940
Purchases	423,225	—	423,225
Issuances[5]	—	(1,197,045)	(1,197,045)
Sales	—	—	—
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	—	—	—
Balance, as of May 31, 2011	$492,195	$(1,213,075)	$(720,880)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at May 31, 2011 was $423,225.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

32	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Statement of Assets and Liabilities	Short-Term Bond Master Portfolio

May 31, 2011
Assets
Investments at value — unaffiliated (cost — $759,490,825)	$770,425,990
Investments at value — affiliated (cost — $71,292)	71,194
Unrealized appreciation on foreign currency exchange contracts	274,568
Unrealized appreciation on swaps	3,359
Cash pledged as collateral for swaps	3,400,000
Cash pledged as collateral for financial futures contracts	1,181,000
Foreign currency at value (cost — $299)	383
Investments sold receivable	15,980,756
Interest receivable	5,136,714
Contributions receivable from investor	458,501
Swaps receivable	109,607
Swap premiums paid	35,505
Principal receivable	11,821
Total assets	797,089,398

Liabilities
Reverse repurchase agreements	100,276,877
Options written at value (premiums received — $5,059,179)	5,053,178
Unrealized depreciation on foreign currency exchange contracts	274,135
Unrealized depreciation on swaps	231,681
Bank overdraft	27,197
Investments purchased payable	87,077,738
Cash held as collateral for swaps	2,500,000
Swaps payable	211,380
Investment advisory fees payable	107,215
Swap premiums received	91,542
Margin variation payable	40,869
Interest expense payable	496
Other affiliates payable	5,592
Directors’ fees payable	495
Other accrued expenses payable	315,207
Other liabilities	2,335
Total liabilities	196,215,937
Net Assets	$600,873,461

Net Assets Consist of
Investors’ capital	$590,724,393
Net unrealized appreciation/depreciation	10,149,068
Net Assets	$600,873,461

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	33

Statement of Operations	Short-Term Bond Master Portfolio

Year Ended May 31, 2011
Investment Income
Interest	$24,896,080
Income — affiliated	57,355
Total income	24,953,435

Expenses
Investment advisory	1,294,693
Reorganization costs	180,851
Accounting services	143,255
Custodian	68,564
Pricing	53,084
Professional	43,576
Directors	28,594
Insurance	9,529
Printing	4,463
Miscellaneous	4,194
Total expenses excluding interest expense	1,830,803
Interest expense	627,016
Total expenses	2,457,819
Less fees waived by advisor	(1,412)
Total expenses after fees waived	2,456,407
Net investment income	22,497,028

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,426,044
Investments — affiliated	(61,035)
Financial futures contracts	(2,797,129)
Swaps	(2,039,742)
Options written	496,496
Foreign currency transactions	(5,350,835)
673,799
Net change in unrealized appreciation/depreciation on:
Investments	7,963,075
Financial futures contracts	(933,470)
TALF loans	(55,159)
Swaps	191,617
Options written	(118,549)
Foreign currency transactions	(751,245)
6,296,269
Total realized and unrealized gain	6,970,068
Net Increase in Net Assets Resulting from Operations	$29,467,096

See Notes to Financial Statements.

34	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Statements of Changes in Net Assets	Short-Term Bond Master Portfolio

	Year Ended May 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$22,497,028	$23,659,287
Net realized gain (loss)	673,799	(4,712,717)
Net change in unrealized appreciation/depreciation	6,296,269	44,225,312
Net increase in net assets resulting from operations	29,467,096	63,171,882

Capital Transactions
Proceeds from contributions	217,188,717	213,180,578
Value of withdrawals	(290,113,026)	(165,785,941)
Net increase (decrease) in net assets derived from capital transactions	(72,924,309)	47,394,637

Net Assets
Total increase (decrease) in net assets	(43,457,213)	110,566,519
Beginning of year	644,330,674	533,764,155
End of year	$600,873,461	$644,330,674

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	35

Statement of Cash Flows	Short-Term Bond Master Portfolio

Year Ended May 31, 2011
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$29,467,096
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in interest receivable	582,970
Decrease in swaps receivable	46,379
Decrease in margin variation receivable	16,021
Decrease in prepaid expenses	13,264
Decrease in cash pledged as collateral for reverse repurchase agreements	100,000
Increase in cash pledged as collateral for financial futures contracts	(585,000)
Increase in cash pledged as collateral for swaps	(3,400,000)
Decrease in investment advisory fees payable	(6,095)
Decrease in interest expense payable	(89,306)
Increase in other affiliates payable	3,210
Increase in other accrued expenses payable	229,066
Increase in margin variation payable	40,869
Increase in cash held as collateral for swaps	2,500,000
Increase in other liabilities	2,335
Decrease in swaps payable	(41,025)
Decrease in Directors’ fees payable	(47)
Net periodic and termination payments of swaps	(1,663,608)
Net realized and unrealized gain	(15,553,396)
Amortization of premium and accretion of discount on investments	2,794,533
Premiums received from options written	6,253,968
Proceeds from sales and paydowns of long-term investments	1,714,768,547
Purchases of long-term investments	(1,632,072,358)
Net proceeds from sales of short-term securities	20,549,935
Premiums paid on closing options written	(245,406)
Cash provided by operating activities	123,711,952

Cash Used for Financing Activities
Cash receipts from contributions from investor	218,194,760
Cash payments from withdrawals to investor	(290,113,026)
Cash receipts from borrowings	812,158,455
Cash payments on borrowings	(863,980,730)
Increase in bank overdraft	27,197
Cash used for financing activities	(123,713,344)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	159

Cash and Foreign Currency
Net decrease in cash and foreign currency	(1,233)
Cash and foreign currency at beginning of year	1,616
Cash and foreign currency at end of year	$383

Cash Flow Information
Cash paid for interest	$716,322

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

36	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Financial Highlights	Short-Term Bond Master Portfolio

				Period July 1, 2007 to May 31, 2008
	Year Ended May 31,				Year Ended June 30,
	2011	2010	2009		2007	2006
Total Investment Return
Total investment return	4.90%	11.64%	(2.34)%	2.76%[1]	5.03%	2.50%

Ratios to Average Net Assets
Total expenses	0.40%	0.48%	0.31%	0.28%[2]	0.28%	0.28%
Total expenses excluding interest expense	0.30%	0.31%	0.29%	0.28%[2]	0.28%	0.28%
Net investment income	3.65%	3.99%	4.57%	4.83%[2]	4.60%	4.00%

Supplemental Data
Net assets, end of period (000)	$600,873	$644,331	$533,764	$684,718	$676,701	$678,830
Portfolio turnover	222%[3]	130%[4]	143%[5]	230%[6]	108%	80%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 169%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[6]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	37

Notes to Financial Statements	Short-Term Bond Master Portfolio

1. Organization and Significant Accounting Policies:

Short-Term Bond Master Portfolio (the “Portfolio”) is a series of Short-Term Bond Master LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

On March 18, 2011, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II, will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Short-Term Bond Fund (the “Fund”) in exchange for newly issued shares of BlackRock Low Duration Bond Portfolio. In connection with the reorganization, the Board approved the liquidation and dissolution of the Master LLC and the distribution of its assets, and the Fund will receive its pro rata share of cash and securities from the Portfolio.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that

38	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	39

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Portfolio may enter into treasury roll transactions. In a treasury roll transaction, the Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income,

40	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade. The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterparties. The ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	41

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Options: The Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk and/or credit risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Portfolio enters into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

42	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

•

Interest rate swaps — The Portfolio enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of May 31, 2011
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Value	and Liabilities Location	Value
	Net unrealized appreciation/		Net unrealized appreciation/
	depreciation*; Unrealized		depreciation*; Unrealized
	appreciation on swaps; Investments		depreciation on swaps;
Interest rate contracts	at value — unaffiliated**	$3,652,872	Options written at value	$4,744,804
	Unrealized appreciation on foreign		Unrealized depreciation on foreign
Foreign currency exchange contracts	currency exchange contracts	274,568	currency exchange contracts	274,135
	Unrealized appreciation on swaps;		Unrealized depreciation on swaps;
Credit contracts	Investments at value — unaffiliated**	495,554	Options written at value	1,282,837
Total		$4,422,994		$6,301,776

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended May 31, 2011
	Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Interest rate contracts	$(2,797,129)	$(1,894,746)	$431,351	—
Foreign currency exchange contracts	—	—	—	$(5,210,894)
Credit contracts	—	(144,996)	65,145	—
Total	$(2,797,129)	$(2,039,742)	$496,496	$(5,210,894)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Interest rate contracts	$(933,470)	$228,653	$891,263	—
Foreign currency exchange contracts	—	—	—	$(768,022)
Credit contracts	—	(37,036)	35,812	—
Total	$(933,470)	$191,617	$927,075	$(768,022)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	43

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

For the year ended May 31, 2011, the average quarterly balances of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	1,069
Average number of contracts sold	752
Average notional value of contracts purchased	$229,617,930
Average notional value of contracts sold	$95,883,040
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	4
Average number of contracts — US dollars sold	2
Average US dollar amounts purchased	$60,846,704
Average US dollar amounts sold	$6,620,594
Options:
Average number of option contracts purchased	136
Average number of option contracts written	179
Average notional value of option contracts purchased	$226,875
Average notional value of option contracts written	$333,750
Average number of swaption contracts purchased	1
Average number of swaption contracts written	3
Average notional value of swaption contracts purchased	$39,112,500
Average notional value of swaption contracts written	$99,175,000
Credit default swaps:
Average number of contracts — buy protection	3
Average number of contracts — sell protection	1
Average notional value — buy protection	$8,146,250
Average notional value — sell protection	$731,250
Interest rate swaps:
Average number of contracts — pays fixed rate	4
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$84,750,000
Average notional value — receives fixed rate	$19,350,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of May 31, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Portfolio entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.21% of the Portfolio’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended May 31, 2011, the Portfolio reimbursed the Manager $14,073 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2011, were $1,159,423,983 and $1,192,040,076, respectively.

Purchases and sales of US government securities for the Portfolio for the year ended May, 31, 2011, were $516,205,860 and $538,597,630, respectively.

For the year ended May 31, 2011, purchases and sales of mortgage dollar rolls were $397,626,645 and $398,859,461, respectively.

Transactions in options written for the year ended May 31, 2011, were as follows:

	Calls			Puts
	Options Contracts	Notional Amount (000)	Premiums Received	Options Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	—	$19,310	$33,792	171	$19,310	$200,141
Options written	850	149,250	2,546,086	1,080	259,750	3,707,882
Options expired	—	—	—	—	(73,000)	(265,914)
Options exercised	—	(13,817)	(186,967)	(171)	(7,047)	(177,955)
Options closed	(850)	(5,793)	(313,482)	(971)	(50,263)	(484,404)
Outstanding options, end of year	—	$148,950	$2,079,429	109	$148,750	$2,979,750

44	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2011.

During the year ended May 31, 2011, the Portfolio borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Portfolio posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed the Portfolio to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Portfolio can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Portfolio paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed, which was expensed as incurred. The Portfolio also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations.

Since the Portfolio had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Portfolio associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Portfolio.

The Portfolio elected to account for the outstanding TALF loans at fair value. The Portfolio elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a Board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing the TALF loans is reflected in the Statement of Operations.

During the year, the Portfolio repaid its outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Portfolio. The Portfolio financed the repayment of the TALF loans by entering into reverse repurchase agreements.

For the year ended May 31, 2011, the Portfolio’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements, treasury roll transactions and TALF loans was approximately $120,977,420 and the daily weighted average interest rate was 0.52%.

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	45

Notes to Financial Statements (concluded)	Short-Term Bond Master Portfolio

its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financials statements was completed through the date the financial statements were issued and the following item was noted:

At a shareholder meeting on July 7, 2011, shareholders of the Fund approved the plan of reorganization discussed in Note 1. The merger took place on July 18, 2011. In connection with the merger, the Portfolio liquidated, and distributed to the Fund cash and securities valued at $423,986,075.

46	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Report of Independent Registered Public Accounting Firm	Short-Term Bond Master Portfolio

To the Investor of Short-Term Bond Master Portfolio and Board of Directors of Short-Term Bond Master LLC:

We have audited the accompanying statement of assets and liabilities of Short-Term Bond Master Portfolio (the “Portfolio”), a series of Short-Term Bond Master LLC, including the schedule of investments, as of May 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC as of May 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 of the Notes to Financial Statements, on July 7, 2011, shareholders of the BlackRock Short-Term Bond Fund approved the plan of reorganization discussed in Note 1. The merger took place on July 18, 2011 and, as discussed in Note 7, the Portfolio was liquidated.

Deloitte & Touche LLP
Boston, Massachusetts
July 28, 2011

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Short-Term Bond Master Portfolio (the “Master Portfolio”), a series of BlackRock Short-Term Bond Master LLC (the “Master LLC”) met on April 12, 2011 and May 10 – 11, 2011 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Master Portfolio, with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock Short-Term Bond Fund (the “Feeder Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Portfolio or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Feeder Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Feeder Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Portfolio’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Portfolio’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Feeder Fund, as applicable, and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its

48	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10 – 11, 2011 Board meeting.

At an in-person meeting held on May 10 – 11, 2011, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2012. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Feeder Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Feeder Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Portfolio and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Feeder Fund. BlackRock and its affiliates and significant shareholders provide the Master Portfolio and the Feeder Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Feeder Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master Portfolio and the Feeder Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Master Portfolio, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Feeder Fund, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to funds in the Feeder Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board, and the Board’s Performance Oversight Committee, regularly review, and meet with Master LLC management to discuss, the performance of the Master Portfolio and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the three- and five-year periods continue to be challenged by underperformance during the credit crisis of 2008.

The Board and BlackRock discussed BlackRock’s strategy for improving the Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Feeder Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Feeder Fund’s contractual management fee ratio compared with the other funds in the Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Feeder Fund’s contractual management fee ratio (a combination of the advisory fee and administration fee, if any) was above the median contractual management fee ratio paid by the Feeder Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Feeder

50	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Feeder Fund’s peers. The Board further noted that effective June 1, 2011, the Master Portfolio will have an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Feeder Fund increase. The Board also considered the extent to which the Master Portfolio and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Feeder Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Portfolio and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio and the Feeder Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2012. As part of its approval, the Board of the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the Master Portfolio, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Corporation, on behalf of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	51

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chair of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

52	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None
	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Director for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the Board of Directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Directors[1]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				165 RICs consisting of 291 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				165 RICs consisting of 291 Portfolios	None
[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

54	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
	[1]	Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective December 31, 2010, Richard R. West retired as Director of the Fund/Master LLC. The Board wishes Mr. West well in his retirement.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	55

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Fund
BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†      Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BR-3070-5/11

Item 2 –

Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) each registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.	$7,600	$6,800	$0	$0	$28,200	$6,100	$0	$152
Short-Term Bond Master Portfolio of Short-Term Bond Master LLC	$38,400	$37,300	$0	$0	$0	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrants’ audit committees (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.	$28,200	$17,029
Short-Term Bond Master Portfolio of Short-Term Bond Master LLC	$0	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 3, 2011